UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2006

                        Brainstorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                         333-61610              91-2061053
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
       Incorporation)                                        Identification No.)

         110 East 59th Street
          New York, New York                                       10022
(Address of principal executive offices)                         (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

At a special meeting of shareholders held on December 18, 2006, the shareholders of Brainstorm Cell Therapeutics Inc. ("Brainstorm Washington") approved a proposal to change the state of incorporation of Brainstorm Washington from Washington to Delaware. The reincorporation was accomplished on December 21, 2006 through the merger of Brainstorm Washington into a newly formed, wholly-owned Delaware subsidiary of Brainstorm Washington, also named Brainstorm Cell Therapeutics Inc. ("Brainstorm Delaware").

As a result of the reincorporation, Brainstorm Delaware, the surviving corporation, succeeded to all of the rights, assets, liabilities and obligations of Brainstorm Washington. The reincorporation did not effect any change in the headquarters, business, assets, liabilites or management of Brainstorm Washington. The stockholders of Brainstorm Washington are now stockholders of Brainstorm Delaware. As provided by the Agreement and Plan of Merger between Brainstorm Washington and Brainstorm Delaware, at the effective time of the reincorporation, each outstanding share of common stock of Brainstorm Washington was automatically converted into one share of common stock of Brainstorm Delaware. The Brainstorm Delaware common stock will continue to be traded on the Over-the-Counter Bulletin Board service of the National Association of Securities Dealers, Inc. under the symbol "BCLI."

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "Exchange Act"), the common stock of Brainstorm Delaware is deemed to be registered under Section 12(g) of the Exchange Act. Brainstorm Delaware is the successor issuer to Brainstorm Washington pursuant to Rule 15d-5 of the Exchange Act and Brainstorm Delaware will file reports with the Securities and Exchange Commission on the same forms as Brainstorm Washington was required to file under
Section 15(d) of the Exchange Act and the rules and regulations thereunder.

The rights of the stockholders of Brainstorm Delaware are now governed by the Certificate of Incorporation and Bylaws of Brainstorm Delaware and by the Delaware General Corporation Law. A description of the general effect of the reincorporation upon the rights of stockholders is set forth under the heading entitled "Comparison of Shareholder Rights Before and After the Reincorporation" starting on page 6 of Brainstorm Washington's definitive proxy statement filed with the Securities and Exchange Commission on November 20, 2006. Such description is incorporated into this Item 3.03 by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information contained under Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of November 28, 2006, between Brainstorm Washington and Brainstorm Delaware, is incorporated herein by reference to Appendix A of Brainstorm Washington's Definitive Schedule 14A filed on November 20, 2006 (File No. 333-61610).

3.1 Certificate of Incorporation of Brainstorm Delaware is incorporated herein by reference to Appendix B of Brainstorm Washington's Definitive Schedule 14A filed on November 20, 2006 (File No. 333-61610).

3.2 Bylaws of Brainstorm Delaware is incorporated herein by reference to Appendix C of Brainstorm Washington's Definitive Schedule 14A filed on November 20, 2006 (File No. 333-61610).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Brainstorm Cell Therapeutics Inc.

Date: December 28, 2006                        By: /s/ Yoram Drucker
                                               ---------------------------------
                                               Yoram Drucker
                                               Chief Operating Officer

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger, dated as of November 28, 2006, between Brainstorm Washington and Brainstorm Delaware, is incorporated herein by reference to Appendix A of Brainstorm Washington's Definitive Schedule 14A filed on November 20, 2006 (File No. 333-61610).

3.1 Certificate of Incorporation of Brainstorm Delaware is incorporated herein by reference to Appendix B of Brainstorm Washington's Definitive Schedule 14A filed on November 20, 2006 (File No. 333-61610).

3.2 Bylaws of Brainstorm Delaware is incorporated herein by reference to Appendix C of Brainstorm Washington's Definitive
                  Schedule 14A filed on November 20, 2006 (File No. 333-61610).